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                                                                  EXHIBIT 10.06

                             AMENDMENT OF AGREEMENTS

           This AMENDMENT OF AGREEMENTS (this "AMENDMENT") is effective as of the 27 day of July, 2000 by and among ALADDIN GAMING, LLC, a Nevada limited-liability company (the "BORROWER"), the various financial institutions as are or may become parties hereto (collectively, the "LENDER"), THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor thereto in such capacity, the ("ADMINISTRATIVE AGENT") for the Lenders.

                              W I T N E S S E T H:

           WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent have heretofore entered into (w) that certain Credit Agreement (the "CA") dated as of February 26, 1998, (x) that certain First Amendment to Credit Agreement (the "FIRST AMENDMENT TO CREDIT AGREEMENT") dated as of January 29, 1999, (y) that certain Second Amendment to Credit Agreement (the "SECOND AMENDMENT TO CREDIT AGREEMENT") dated as of April 5, 1999, effective as of March 10, 1999 and (z) that certain Third Amendment to Credit Agreement (the "THIRD AMENDMENT TO CREDIT AGREEMENT") dated as of June 2, 2000 (the CA, as amended by the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement and the Third Amendment to Credit Agreement shall be referred to herein as the "CREDIT AGREEMENT");

           WHEREAS, the Borrower has requested the Lenders to enter into the Fourth Amendment to Credit Agreement, dated as of July 27, 2000 (the "FOURTH AMENDMENT TO CREDIT AGREEMENT"), by and among Aladdin Gaming, LLC, a Nevada limited-liability company (the "BORROWER"), the various financial institutions identified on the signature pages thereof as "Lenders" (collectively, the "LENDERS"), The Bank of Nova Scotia, as administrative agent (together with any successor thereto in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders and Merrill Lynch Capital Corporation, as syndication agent (together with any successor thereto in such capacity, the "SYNDICATION AGENT") for the Lenders which Fourth Amendment to Credit Agreement, among other things, increases the maximum principal amount of the Credit Extensions from Four Hundred Ten Million Dollars ($410,000,000.00) to Four Hundred Fifty-Three Million Seven Hundred Fifty Thousand Dollars ($453,750,000.00).

           NOW, THEREFORE, in consideration of the agreements contained herein, the parties hereto agree as follows:

           1. All references in any Loan Document, including without limitation, the agreements listed on SCHEDULE A hereto, to the amount $410,000,000 in respect of the aggregate principal amount of the Bank Credit Facility to the Borrower shall hereinafter be deemed to be deleted and replaced by the amount $453,750,000.

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           2.        THIS AMENDMENT OF AGREEMENTS SHALL BE GOVERNED BY, AND
                     CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES OF SUCH STATE.

           3. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Fourth Amendment to Credit Agreement.

           4. This Amendment of Agreements is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

           5. This Amendment of Agreements shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

           6. This Amendment of Agreements may be executed by the parties hereto in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have executed this Amendment of Agreements as of the day and year first above written.

                                              ALADDIN GAMING, LLC

                                              By:    THOMAS A. LETTERO
                                                 -----------------------------
                                              Name:  Thomas A. Lettero
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

                                              THE BANK OF NOVA SCOTIA, as the
                                              Administrative Agent


                                              By:
                                                 -----------------------------
                                              Name:
                                              Title:

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                                                                     SCHEDULE A

                     1.        Assignment of Design/Build Contract
                     2.        Assignment of Salle Privee Agreement
                     3.        Assignment of Consulting Agreement
                     4.        Assignment of Project Management Agreement
                     5.        Borrower Collateral Account Agreement
                     6.        Holdings Collateral Account Agreement
                     7.        Servicing and Collateral Account Agreement
                     8.        Scotiabank Collateral Account Agreement

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